SUPPLEMENT DATED MAY 19, 1999
                                     TO THE
                    THE PRINCIPAL VARIABLE ANNUITY PROSPECTUS
                                DATED MAY 1, 1999

In the Section entitled "Summary of Expense Information," a table lists the Annual Expense of Accounts. Please replace that table with the following:

                                 Management       Other     Total Account
             Account                Fees        Expenses   Annual Expenses
     Aggressive Growth             0.77%         0.01%          0.78%
     Asset Allocation              0.80          0.09           0.89
     Balanced                      0.57          0.02           0.59
     Bond                          0.49          0.02           0.51
     Capital Value                 0.43          0.01           0.44
     Government Securities         0.49          0.01           0.50
     Growth                        0.47          0.01           0.48
     International                 0.73          0.04           0.77
     International SmallCap        1.21          0.13           1.34
     MicroCap**                    1.00          0.38           1.38
     MidCap                        0.61          0.01           0.62
     MidCap Growth**               0.90          0.37           1.27
     Money Market                  0.50          0.02           0.52
     Real Estate                   0.90          0.10           1.00
     SmallCap                      0.85          0.13           0.98
     SmallCap Growth**             1.00          0.31           1.31
     SmallCap Value**              1.10          0.46           1.56
     Utilities                     0.60          0.09           0.69

RF 581 S-7



                            Flexible Variable Annuity

           Issued by Principal Life Insurance Company (the "Company")


                      This Prospectus is dated May 1, 1999.




The individual deferred annuity contract ("Contract") described in this Prospectus is funded with the Principal Life Insurance Company Separate Account B ("Separate Account") and a fixed account ("Fixed Account"). The assets of the divisions of the Separate Account are invested in a corresponding Account of the Principal Variable Contracts Fund, Inc. The Fixed Account is a part of the General Account of the Company.



This prospectus provides information about the Contract and the Separate Account that you should know before investing. It should be read and retained for future reference. Additional information about the Contract is included in the Statement of Additional Information ("SAI"), dated May 1, 1999, which has been filed with the Securities and Exchange Commission (the "SEC"). The SAI is a part of this prospectus. The table of contents of the SAI is on page ____ of this prospectus. You may obtain a free copy of the SAI by writing or telephoning:



                            Flexible Variable Annuity
                            Principal Financial Group
                                 P. O. Box 9382
                           Des Moines, Iowa 50306-9382
                            Telephone: 1-800-247-9988


An investment in the Contract is not a deposit nor obligation of any bank and is
not  insured  nor  guaranteed  by  any  bank,  the  Federal  Deposit   Insurance
Corporation nor any other government agency.


These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



This prospectus is valid only when accompanied by the current prospectus for the Principal Variable Contracts Fund, Inc. (the "Fund"). These prospectuses should be kept for future reference.

                                TABLE OF CONTENTS

Glossary .....................................................................4
Summary of Expense Information................................................5
Summary  .....................................................................7
    Investment Limitations....................................................7
    Separate Account Investment Options.......................................7
    Transfers.................................................................8
    Surrenders................................................................8
    Charges and Deductions....................................................8
    Annuity Payments..........................................................8
    Death Benefit.............................................................8
    Free-Look Provision.......................................................8
Condensed Financial Information...............................................9
The Principal Flexible Variable Annuity......................................10
The Company..................................................................10
The Separate Account.........................................................10
The Fund ....................................................................11
Manager and Sub-Advisors.....................................................14
Surplus Distributions........................................................15
The Contract.................................................................15
    To Buy a Contract........................................................15
Purchase Payments............................................................15
         Allocation of Purchase Payments and Free-Look Period................15
         Right to Examine the Contract.......................................16
         Exchange Credit.....................................................16
    The Accumulation Period..................................................17
         The Value of Your Contract..........................................17
         Allocation of Purchase Payments.....................................18
         Separate Account Division Transfers.................................18
         Automatic Portfolio Rebalancing.....................................19
         Telephone Services..................................................19
    Separate Account Surrenders..............................................20
         Total Surrender.....................................................20
         Unscheduled Partial Surrender.......................................20
         Scheduled Partial Surrender.........................................20
    Death Benefit............................................................21
         Standard Death Benefit..............................................21
         Annual Enhanced Death Benefit.......................................21
         Payment of Death Benefit............................................22
         Death of Annuitant..................................................22
    The Annuity Payment Period...............................................22
         Annuity Payment Date................................................22
         Annuity Payment Options.............................................23
Charges and Deductions.......................................................24
    Annual Fee...............................................................24
    Mortality and Expense Risks Charge.......................................24
    Transaction Fee..........................................................25
    Premium Taxes............................................................25
    Surrender Charge.........................................................25
         Waiver of Surrender Charge..........................................26
    Administration Charge....................................................27
    Special Provisions for Group or Sponsored Arrangements...................27
Fixed Account................................................................27
    General Description......................................................28
Fixed Account Value..........................................................28
    Fixed Account Transfers, Total and Partial Surrender.....................28
         Single Unscheduled Transfer.........................................28
         Scheduled Fixed Account Transfer....................................29
General Provisions...........................................................29
    The Contract.............................................................29
    Delay of Payments........................................................29
    Misstatement of Age or Gender............................................30
    Assignment...............................................................30
    Change of Owner..........................................................30
    Beneficiary..............................................................30
    Contract Termination.....................................................30
    Reinstatement............................................................30
    Reports..................................................................31
Rights Reserved by the Company...............................................31
Distribution of the Contract.................................................31
Performance Calculation......................................................31
Voting Rights................................................................32
Federal Tax Matters..........................................................33
    Non-Qualified Contracts..................................................33
    Required Distributions for Non-Qualified Contracts.......................33
    IRA, SEP and SIMPLE-IRA..................................................34
    Withholding..............................................................34
Year 2000 Readiness Disclosure...............................................35
Mutual Fund Diversification..................................................36
State Regulation.............................................................36
Legal Opinions...............................................................36
Legal Proceedings............................................................36
Registration Statement.......................................................36
Other Variable Annuity Contracts.............................................36
Independent Auditors.........................................................37
Financial Statements.........................................................37
Customer Inquiries...........................................................37
Table of Contents of the Statement of Additional Information.................37


The Contract offered by this prospectus may not be available in all states. This prospectus is not an offer to sell, or solicitation of an offer to buy, the Contract in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

GLOSSARY

Account - series or portfolio of a mutual fund in which a Separate Account division invests.

Accumulated value - an amount equal to the Fixed Account value plus the Separate Account value.

Anniversary - the same date and month of each year following the Contract date.

Annuitant - the person, including any joint annuitant, on whose life the benefit option payment is based. This person may or may not be the owner.

Annuity payment date - the date the owner's accumulated value is applied, under an annuity payment option, to make income payments.

Contract date - the date that the Contract is issued and which is used to determine Contract years.

Contract year - the one-year period beginning on the contract date and ending one day before the Contract anniversary and any subsequent one year period beginning on a Contract anniversary.

Division - a part of the Separate Account which invests in shares of an account of a mutual fund.

Fixed Account - an account which earns guaranteed interest.

Fixed Account Value - The amount of your accumulated value which is in the Fixed Account.

Joint annuitant - additional annuitant. Joint annuitants must be husband and wife and must be named as owner and joint owner. Any reference to the annuitant's death means the death of the last surviving annuitant.

Joint owner - an owner who has an undivided interest with the right of survivorship in this Contract with another owner. Joint owners must be husband and wife and must be named as annuitant and joint annuitant. Any reference to the owner's death means the death of the last surviving owner.

Mutual fund - a registered open-end investment company in which a division invests.

Notice - any form of written communication received by us, at our home office P.O. Box 9382, Des Moines, Iowa 50306-9382, or in another form approved by us in advance.

Owner - the person, including joint owner, who owns all the rights and privileges of this contract.

Purchase payments - the gross amount contributed to the contract. Fixed Account purchase payments include transfers into the Fixed Account from any Separate Account division.

Separate Account B - an account established by us under Iowa law to receive purchase payments under the Contract and other contracts issued by us. It is divided into divisions which invest in shares of an Account of a mutual fund. Divisions can be added, eliminated or combined in the future.

Separate Account Value - the amount of your accumulated value in all divisions of the Separate Account.

Surrender Charge - the charge deducted upon any partial or total surrender of the Contract before the annuity payment date.

Unit - the accounting measure used to calculate the value of the Separate Account prior to annuity payment date.

Unit value - a measure used to determine the value of an investment in a division.

Valuation date - the date as of which the net asset value of a mutual fund is determined.

Valuation period - the period of time between determination of asset value on one valuation date and the next valuation date.

SUMMARY OF EXPENSE INFORMATION

The purpose of these tables is to assist you in understanding the various costs and expenses of the Contract. This information includes expenses of the Contract as well as the Accounts but does not include any premium taxes that may apply. For a more complete description of the Contract expenses, see CHARGES AND DEDUCTIONS.

Contract owner transaction expenses:
         o    There is no sales charge imposed on purchase payments.
         o    Surrender charge (as a percentage of amounts surrendered):

                           Table of Surrender Charges

 Number of completed contract years     Surrender charge applied to all purchase
     since each purchase payment         payments received in that contract year

   2 years or less                                         6%
   more than 2 years, up to 3 years                        5%
   more than 3 years, up to 4 years                        4%
   more than 4 years, up to 5 years                        3%
   more than 5 years, up to 6 years                        2%
   more than 6 years                                       0%

       o Transaction fee - a $30 fee is charged on each unscheduled partial surrender after the 1st unscheduled partial surrender in a contract year.
       o   Transfer  fee  -  following  the  12th  unscheduled   transfer  among
           divisions within a contract year each additional unscheduled transfer results in a $30 fee.
       o Annual contract fee - the lesser of $30 or 2% of the accumulated value. Separate Account annual expenses (as a percentage of average account value)
                            mortality and expense risks charge       1.25%
                            other Separate Account expenses             0
                            total Separate Account annual expenses   1.25%
Annual expense of Accounts (as a percentage of average net assets) as of December 31, 1998.

                                                Management               Other             Total Account
                 Account                           Fees                Expenses           Annual Expenses


         Aggressive Growth                        0.77%                 0.01%                  0.78%
         Asset Allocation                         0.80                  0.09                   0.89
         Balanced                                 0.57                  0.02                   0.59
         Bond                                     0.49                  0.02                   0.51
         Capital Value                            0.43                  0.01                   0.44
         Government Securities                    0.49                  0.01                   0.50
         Growth                                   0.47                  0.01                   0.48
         International                            0.73                  0.04                   0.77
         International SmallCap                   1.21                  0.13                   1.34
         MicroCap**                               1.00                  0.38                   1.38
         MidCap                                   0.61                  0.01                   0.62
         MidCap Growth**                          0.90                  0.37                   1.27
         Money Market                             0.50                  0.02                   0.52
         Real Estate                              0.90                  0.10                   1.00
         SmallCap                                 0.85                  0.40                   0.40
         SmallCap Growth**                        1.01                  0.13                   0.98
         SmallCap Value**                         1.10                  0.30                   1.31
         Utilities                                0.60                  0.09                   0.69
         AIM V.I. Growth
         AIM V.I. Growth and Income
         AIM V.I. Value
         Fidelity VIP II Contrafund
         Fidelity VIP Growth


         *  Estimated
         **Manager has agreed to reimburse expenses, if necessary, so that total
           Account operating expenses for 1999 will be:
                  MicroCap                       1.06%          SmallCap Value                 1.16%
                  MidCap Growth                  0.96%          Stock Index 500                0.40%
                  SmallCap Growth                1.06%

Example:

The purpose of the following examples is to assist you in understanding the various costs and expenses that a contract owner bears directly or indirectly. They reflect expenses of the Separate Account as well as the expenses of the Account in which the Separate Account invests. In certain circumstances, state premium taxes also apply.

The examples should not be considered representations of past or future expenses. Actual expenses may be more or less than those shown.

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and that expenses were the same as Account expenses for the last fiscal year.

        Separate Account Division                 1 Year            3 Years          5 Years          10 Years


         Aggressive Growth                          $83              $119              $146              $239
         Asset Allocation                            84               122               151               250
         Balanced                                    81               114               136               219
         Bond                                        80               111               132               211
         Capital Value                               79               109               129               203
         Government Securities                       80               111               132               210
         Growth                                      80               110               131               207
         International                               83               119               145               238
         International SmallCap                      88               135               173               296
         MicroCap                                    85               127               159               268
         MidCap                                      81               115               138               222
         MidCap Growth                               84               124               154               258
         Money Market                                80               112               133               212
         Real Estate                                 85               125               156               262
         SmallCap                                    85               125               155               260
         SmallCap Growth                             85               127               159               268
         SmallCap Value                              86               130               164               278
         Stock Index 500*                            85               125               N/A               N/A
         Utilities                                   82               117               141               230
         AIM V.I. Growth
         AIM V.I. Growth and Income
         AIM V.I. Value
         Fidelity VIP II Contrafund
         Fidelity VIP Growth

         * Estimated


If you annuitize at the end of the applicable time period or do not surrender your Contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and that expenses were the same as Account expenses for the last fiscal year.

        Separate Account Division                 1 Year            3 Years          5 Years          10 Years


         Aggressive Growth                          $21               $65              $111              $239
         Asset Allocation                            22                68               117               250
         Balanced                                    19                59               101               219
         Bond                                        18                56                97               211
         Capital Value                               17                54                93               203
         Government Securities                       18                56                97               210
         Growth                                      18                55                95               207
         International                               21                64               110               238
         International SmallCap                      27                81               139               296
         MicroCap                                    24                73               125               268
         MidCap                                      19                60               103               222
         MidCap Growth                               23                70               120               258
         Money Market                                18                57                98               212
         Real Estate                                 23                71               122               262
         SmallCap                                    23                71               121               260
         SmallCap Growth                             24                73               125               268
         SmallCap Value                              25                76               130               278
         Stock Index 500*                            23                71               N/A               N/A
         Utilities                                   20                62               106               230
         AIM V.I. Growth
         AIM V.I. Growth and Income
         AIM V.I. Value
         Fidelity VIP II Contrafund
         Fidelity VIP Growth


         * Estimated

SUMMARY

This prospectus describes a flexible variable annuity offered by the Company. The Contract is designed to provide individuals with retirement benefits, including (1) Individual Retirement Annuity plans or programs ("IRA Plans"), Simplified Employee Pension plans ("SEPs") and Savings Incentive Match Plan for Employees ("SIMPLE") IRAs adopted according to Section 408 of the Internal Revenue Code (the "Code") and (2) non-qualified retirement plans.

This is a brief summary of the Contract's features. More detailed information follows later in this prospectus.

Investment Limitations

o Initial purchase payment must be $2,500 or more for non-qualified retirement plan participants.
o    Initial purchase payment must be $1,000 for all other contracts.
o    Each subsequent payment must be at least $100.
o If you are a member of a retirement plan covering five or more persons and payments are made through an automatic investment program, then the initial and subsequent purchase payments for the contract must average at least $100 and not be less than $50.

If purchase payments are not paid during two consecutive calendar years and the accumulated value or total purchase payments less partial surrenders and applicable surrender charges is less than $2,000, then we reserve the right to terminate a Contract and distribute the accumulated value, less any applicable charges.


Separate Account Investment Options (see THE FUND):
          Division                                invests in:
------------------                                -----------
     Aggressive Growth                      Aggressive Growth Account
     Asset Allocation                       Asset Allocation Account
     Balanced                               Balanced Account
     Bond                                   Bond Account
     Capital Value                          Capital Value Account
     Government Securities                  Government Securities Account
     Growth                                 Growth Account
     International                          International Account
     International SmallCap                 International SmallCap Account
     MicroCap                               MicroCap Account
     MidCap                                 MidCap Account
     MidCap Growth                          MidCap Growth Account
     Money Market                           Money Market Account
     Real Estate                            Real Estate Account
     SmallCap                               SmallCap Account
     SmallCap Growth                        SmallCap Growth Account
     SmallCap Value                         SmallCap Value Account
     Stock Index 500                        Stock Index 500 Account
     Utilities                              Utilities Account
     AIM V.I. Growth                        AIM V.I. Growth Fund
     AIM V.I. Growth and Income             AIM V.I. Growth and Income Fund
     AIM V.I. Value                         AIM V.I. Value Fund
     Fidelity VIP II Contrafund             Fidelity VIP II Contrafund Portfolio
     Fidelity VIP Growth                    Fidelity VIP Growth Portfolio


You may allocate your net premium payments to divisions of the Separate Account and/or the Fixed Account. Not all divisions are available in all states. A current list of divisions available in your state may be obtained from a sales representative or our home office.

Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for each underlying mutual fund.

The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund may differ substantially.

Transfers (see Separate Account Transfers for additional restrictions) During the accumulation period from the Separate Account divisions:
o    dollar amount or percentage of transfer must be specified; and
o transfer may occur on a scheduled or unscheduled basis (a $30 fee is imposed on each unscheduled transfer after the 12th unscheduled transfer in a contract year).
During the annuity payment period, transfers are not permitted (no transfers once payments have begun).

Surrenders (total or partial) (see THE CONTRACT - Separate Account Surrenders and FIXED ACCOUNT - Fixed Account Transfers, Total and Partial Surrenders) During the accumulation period:
o    a dollar amount must be specified;
o    surrendered amounts may be subject to surrender charge;
o    total surrenders are subject to an annual fee;
o during a contract year partial surrenders less than the Contract's earnings or 10% of purchase payments are not subject to a surrender charge; and
o withdrawals before age 59 1/2 may involve an income tax penalty (see Federal Tax Matters).

Charges and Deductions
o    No sales charge on purchase payments.
o A contingent deferred surrender charge is imposed on certain total or partial surrenders.
o A mortality and expense risks daily charge equal to 1.25% per year applies to amounts in the Separate Account.
o Daily Separate Account administration charge is currently zero but we reserve the right to assess a charge not to exceed 0.15% annually.
o Contracts with an accumulated value of less than $30,000 are subject to an annual contract fee of the lesser of $30 or 2% of the accumulated value.
o Currently there is no annual contract fee for Contracts with an accumulated value of $30,000 or more.
o Certain states and local governments impose a premium tax. The Company reserves the right to deduct the amount of the tax from purchase payments or accumulated values.

Annuity Payments
o You may choose from several fixed annuity payment options which start on your selected annuity payment date.
o Payments are made to the owner (or beneficiary depending on annuity payment option selected). You should carefully consider the tax implications of each annuity option (see THE CONTRACT - Annuity Payment Options and FEDERAL TAX MATTERS).
o    Your Contract refers to annuity payments as "retirement benefit" payments.

Death Benefit
o If the annuitant or owner dies before the annuity payment date, then a death benefit is payable to the beneficiary of the Contract.
o The death benefit may be paid as either a single sum cash benefit or under a benefit option (see THE CONTRACT - Death Benefit).
o If the annuitant dies on or after the annuity payment date, then the beneficiary will receive only any continuing payments which may be provided by the annuity payment option in effect.

Free-Look Provision
o You may return the Contract during the free-look period which is generally 10 days from the date you receive the contract. The free-look period may be longer in certain states.
o We return either all purchase payments made or the accumulated value, whichever is required by applicable state law.

CONDENSED FINANCIAL INFORMATION

Financial statements are included in the Statement of Additional Information. Following are unit values for the Contract for the periods ended December 31.



                         ***TO BE FILED BY AMENDMENT.***






THE PRINCIPAL FLEXIBLE VARIABLE ANNUITY

The Principal Flexible Variable Annuity is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss (as to amounts in the Separate Account divisions) rather than the insurance company. The amount of the annuity payment under a variable annuity is not guaranteed. Payments vary with the investment performance of the portfolio securities of the underlying Account.

Based on your investment objectives, you direct the allocation of purchase payments and accumulated values. There can be no assurance that your investment objectives will be achieved.

THE COMPANY

The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc.

In 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place in 1998.

THE SEPARATE ACCOUNT

Separate Account B was established under Iowa law on January 12, 1970. It was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, of the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Obligations arising from the Contract, including the promise to make annuity payments, are general corporate obligations of the Company. However, the Contract provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Contract are not charged with any liabilities arising out of any other business of the Company.

There currently are nineteen divisions in the Separate Account available to you. The assets of each division invest in a corresponding Account of a mutual fund. New Accounts may be added and made available. Accounts may also be eliminated from the Separate Account.

THE FUND

The Principal Variable Contracts Fund, Inc. is a mutual fund registered under the Investment Company Act of 1940 as a diversified open-end investment management company. The Fund provides the investment vehicle for the Separate Account. A full description of the Fund, the investment objectives of its Accounts, policies and restrictions, charges and expenses and other operational information is contained in the accompanying prospectus (which should be read carefully before investing) and the Statement of Additional Information. Additional copies of these documents are available from a sales representative or our home office.

Principal Management Corporation manages the Fund. Some of the Fund's Accounts are used to fund the Company's variable life-insurance contracts. The Fund's Board of Directors (the "Board") monitors events in order to identify any material irreconcilable conflicts between the interests of the variable annuity contract owners and life-insurance policyowners. The Board determines any responsive action which may need to be taken. If it becomes necessary for any separate account to replace shares of any Account with an alternate investment, then the Account may have to liquidate securities on a disadvantageous basis.

The Company purchases and sells fund shares for the Separate Account at their net asset value without any sales or redemption charge. Shares of the fund represent interests in the Accounts available for investment by the Separate Account. Each Account corresponds to one of the divisions of the Separate Account. The assets of each Account are separate from the others. An Account's performance has no effect on the investment performance of any other Account.

The following is a brief summary of the investment objectives of each division:

      Division               Division Invests In               Investment Advisor                   Investment Objective
Aggressive Growth        Aggressive Growth Account     Morgan Stanley through             to provide long-term capital appreciation
                                                       a sub-advisory agreement           by investing  primarily in growth-oriented
                                                                                          common stocks of medium and large
                                                                                          capitalization U.S. corporations and, to a
                                                                                          limited extent, foreign corporations.

Asset Allocation         Asset Allocation Account      Morgan Stanley through             to generate a total investment return
                                                       a sub-advisory agreement           consistent with the preservation of
                                                                                          capital. The Account intends to pursue a
                                                                                          flexible investment policy in seeking to
                                                                                          achieve this investment objective.

Balanced                 Balanced Account              Invista Capital Management, LLC    to generate a total return consisting of
                                                                                          through a sub-advisory agreement current
                                                                                          income and capital appreciation
                                                                                          while assuming reasonable risks in
                                                                                          furtherance of this objective.

Bond                     Bond Account                  Principal Management Corporation   to provide as high a level of income as is
                                                                                          consistent with preservation of capital
                                                                                          and prudent investment risk.

Capital Value            Capital Value Account         Invista Capital  Management,  LLC  to provide long-term capital appreciation through a sub-advisory  agreement  and secondarily is growth of investment income. The Account seeks to achieve its
                                                                                          investment objectives through the purchase
                                                                                          primarily of common stocks, but the
                                                                                          Account may invest in other securities.

Government Securities    Government Securities Account Invista Capital Management, LLC    to seek a high level of current income,
                                                       through a sub-advisory agreement   liquidity and safety of principal. The
                                                                                          Account seeks to achieve its objective
                                                                                          through the purchase of obligations
                                                                                          issued or guaranteed by the United States
                                                                                          Government or its agencies, with
                                                                                          emphasis on Government National
                                                                                          Mortgage Association Certificates
                                                                                          ("GNMA Certificates"). Account shares
                                                                                          are not guaranteed by the United States
                                                                                          Government.

Growth                   Growth Account                Invista Capital Management, LLC    to seek growth of capital. The Account
                                                       through a sub-advisory agreement   seeks to achieve its objective through the
                                                                                          purchase primarily of common stocks, but
                                                                                          the Account may invest in other
                                                                                          securities.

International            International Account         Invista Capital Management, LLC    to seek long-term growth of capital by
                                                       through a sub-advisory agreement   investing in a portfolio of equity
                                                                                          securities domiciled in any of the nations
                                                                                          of the world.

International SmallCap   International SmallCap AccountInvista Capital Management, LLC    seeks long-term growth of capital. The
                                                       through a sub-advisory agreement   Account will attempt to achieve its
                                                                                          objective by investing primarily in equity
                                                                                          securities of non-United States companies
                                                                                          with comparatively smaller market
                                                                                          capitalizations.

MicroCap                 MicroCap Account              Goldman Sachs Asset Management     seeks long-term growth of capital. The
                                                       through a sub-advisory agreement   Account will attempt to achieve its
                                                                                          objective by investing primarily in value
                                                                                          and growth oriented companies with
                                                                                          small market capitalizations, generally
                                                                                          less than $700 million.

MidCap                   MidCap Account                Invista Capital Management, LLC    to achieve capital appreciation by
                                                       through a sub-advisory agreement   investing primarily in securities of
                                                                                          emerging and other growth-oriented
                                                                                          companies.

MidCap Growth            MidCap Growth Account         Dreyfus Corporation through        seeks long-term growth of capital. The
                                                       a sub-advisory agreement           Account will attempt to achieve its
                                                                                          objective by investing primarily in growth
                                                                                          stocks of companies with market
                                                                                          capitalizations in the $1 billion to $10
                                                                                          billion range.

Money Market             Money Market Account          Principal Management Corporation   to seek as high a level of current income
                                                                                          available from short-term securities as is
                                                                                          considered consistent with preservation of
                                                                                          principal and maintenance of liquidity by
                                                                                          investing all of its assets in a portfolio
                                                                                          of money market instruments.

Real Estate              Real Estate Account           Principal Management Corporation   seeks to generate a high total return. The
                                                                                          Account will attempt to achieve its
                                                                                          objective by investing primarily in equity
                                                                                          securities of companies principally
                                                                                          engaged in the real estate industry.


SmallCap                 SmallCap Account              Invista Capital Management, LLC    seeks long-term growth of capital. The
                                                       through a sub-advisory agreement   Account will attempt to achieve its
                                                                                          objective by investing primarily in equity
                                                                                          securities of both growth and value
                                                                                          oriented companies with comparatively
                                                                                          smaller market capitalizations.

SmallCap Growth          SmallCap Growth Account       Berger Associates through          seeks long-term growth of capital. The
                                                       a sub-advisory agreement           Account will attempt to achieve its
                                                                                          objective by investing primarily in equity
                                                                                          securities of small growth companies with
                                                                                          market capitalization of less than $1
                                                                                          billion.

SmallCap Value           SmallCap Value Account        J.P. Morgan through                seeks long-term growth of capital. The
                                                       a sub-advisory agreement           Account will attempt to achieve its
                                                                                          objective by investing primarily in equity
                                                                                          securities of small companies with value
                                                                                          characteristics and market capitalizations
                                                                                          of less than $1 billion.

Stock Index 500          Stock Index 500 Account       Invista Capital Management, LLC    The Account attempts to mirror the
                                                       through a sub-advisory agreement   investment results of the Standard &
                                                                                          Poor's 500 Stock Index.

Utilities                Utilities Account             Invista Capital Management, LLC    seeks to provide current income and long-
                                                       through a sub-advisory agreement   term growth of income and capital. The
                                                                                          Account will attempt to achieve its
                                                                                          objective by investing primarily in equity
                                                                                          and fixed-income securities of companies
                                                                                          in the public utilities industry.


AIM V.I. Growth          AIM V.I. Growth Fund          AIM Advisors, Inc.                 seeks growth of capital primarily by
                                                                                          investing in seasoned and better
                                                                                          capitalized companies considered to have
                                                                                          strong earnings momentum.

AIM V.I. Growth          AIM V.I. Growth               AIM Advisors, Inc.                 seeks growth of capital with a secondary
   and Income            and Income Fund                                                  objective of current income.

AIM V.I. Value           AIM V.I. Value Fund           AIM Advisors, Inc.                 seeks long-term growth of capital by
                                                                                          investing primarily in equity
                                                                                          securities judged by the fund's investment
                                                                                          advisor to be undervalued relative to the
                                                                                          investment advisor's appraisal of
                                                                                          the current or projected earnings of the
                                                                                          companies issuing the securities, or
                                                                                          relative to current market values
                                                                                          of assets owned by the companies issuing
                                                                                          the securities or relative to the equity
                                                                                          market generally. Income is a
                                                                                          secondary objective.

Fidelity VIP II          Fidelity VIP II               Fidelity Management                seeks long-term capital appreciation.
  Contrafund             Contrafund Portfolio          and Research Company

Fidelity VIP Growth      Fidelity VIP Growth Portfolio Fidelity Managment                 seeks to maximize total return by
                                                                                          allocating it's and Research Company
                                                                                          assets among stocks, bonds, short-term
                                                                                          instruments, and other investments.


MANAGER AND SUB-ADVISORS

Principal Management Corporation (the "Manager") has executed agreements with various sub-advisors. Under those sub-advisory agreements, the sub-advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each sub-advisor is paid a fee by the Manager.

     Account: Balanced, Capital Value, Government Securities, Growth, International, International SmallCap, MidCap, SmallCap, Stock Index 500 and Utilities
          Sub-Advisor: Invista Capital Management, LLC. Invista is a subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Invista has managed investments for institutional investors, including Principal Life, since 1985. As of December 31, 1998, it managed assets of approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut Avenue, Des Moines, Iowa 50309.

     Account: Aggressive Growth, and Asset Allocation
          Sub-Advisor: Morgan Stanley Asset Management Inc. ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. At December 31, 1998 MSAM managed investments totaling approximately $163.4 billion. On December 31, 1998, MSAM changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

     Account: MidCap Growth
         Sub-Advisor: The Dreyfus Corporation, located at 200 Park Avenue, New York, NY 10166, was formed in 1947. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Bank Corporation. As of December 31, 1998, the Dreyfus Corporation managed or administered approximately $118.5 billion in assets for approximately 1.7 million investor accounts nationwide.

     Account: MicroCap
         Sub-Advisor: Goldman Sachs Asset Management ("GSAM"), One New York Plaza, New York, NY 10004, is a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"). Goldman Sachs provides a wide range of fully discretionary investment advisory services, quantitatively driven and actively managed U.S. and international portfolios, commodity and currency products, and money market mutual funds. As of December 31, 1998, GSAM, together with its affiliates, managed assets in excess of $195 billion.

     Account: SmallCap Value
          Sub-Advisor: J.P. Morgan Investment Management Inc. J.P. Morgan Investment, with principal offices at 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") a bank holding company. J.P. Morgan, through J.P. Morgan investment and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 1998, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $300 billion.

     Account: SmallCap Growth
         Sub-Advisor:  Berger  Associates.  Berger's  address is 210  University
         Boulevard, Suite 900, Denver, CO 80206. It serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary the Kansas City Southern Railway Company, and financial asset management businesses. Assets under management for Berger as of December 31, 1998, were approximately $3.4 billion.

SURPLUS DISTRIBUTIONS

Divisible surplus distributions are not anticipated because the Contracts are not expected to result in a contribution to the divisible surplus of the Company. However, if any divisible surplus distribution is made, then it will be made to the Owners in the form of cash.

THE CONTRACT

The following descriptions are based on provisions of the Contract offered by this prospectus. You should refer to the actual Contract and the terms and limitations of any tax qualified plan which is to be funded by the Contract. Tax qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted by the Contract.

To Buy a Contract

If you want to buy a Contract, you must submit an application and make an initial purchase payment. If you are buying the Contract to fund a SIMPLE-IRA or SEP, an initial purchase payment is not required at the time you send in the application. If the application is complete and the Contract applied for is suitable, the Contract is issued subject to underwriting. If the completed application is received in proper order, the initial purchase payment is credited within two valuation days after the later of receipt of the application or receipt of the initial purchase payment at the Company's home office. If the initial purchase payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the purchase payment until we receive the information necessary to issue the Contract.

The date the Contract is issued is the contract date. The contract date is the date used to determine contract years, regardless of when the Contract is delivered. The crediting of investment experience in the Separate Account, or a fixed rate of return in the Fixed Account, begins on the contract date (even if that date is delayed due to underwriting or administrative requirements.)

     Purchase Payments
     o The initial purchase payment must be at least $2,500 for non-qualified retirement plans.
     o    All other initial purchase payments must be at least $1,000.
     o Subsequent payments must be at least $100 and can be made until the annuity payment date and while the Annuitant is living.
     o If you are a member of a retirement plan covering five or more persons, then the initial and subsequent purchase payments for the contract must average at least $100 and cannot be less than $50.
     o The total of all purchase payments may not be greater than $2,000,000 without our prior approval.
     o In New Jersey after the first contract year, purchase payments cannot exceed $100,000 per contract year.

     The Company reserves the right to:
     o increase the minimum amount for each purchase payment to not more than $1,000; and
     o terminate* a Contract and send you the accumulated value if no premiums are paid during two consecutive calendar years and the accumulated value (or total purchase payments less partial surrenders and applicable surrender charges and transfer fees) is less than $2,000.
          *The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000.

     Allocation of Purchase Payments and Free-Look Period
     Your purchase payments are allocated to the divisions of the Separate Account and/or the Fixed Account according to your instructions. The percentage allocation for future purchase payments may be changed, without charge, at any time by sending a written request to us, telephoning the Company at 1-800-247-9988 (if telephone privileges apply), or sending us a fax (1-515-248-9800). The allocation changes are effective at the end of the valuation period in which your new instructions are received. You may not allocate your purchase payments to the Fixed Account if it causes the value of the Fixed Account to be more than $1,000,000 (without our prior approval). You may return the Contract for any reason during the free-look period. Some states require us to return the initial purchase payment. If your Contract is issued in one of those states, your initial purchase payments are allocated to the Money Market Division for 15 days (20 days for contracts issued in Idaho) after the contract date. After the 15-day period (20 days in Idaho), the initial purchase payment is reallocated according to your allocation instructions. The states in which purchase payments are returned are:
           Colorado                 Kentucky              North Carolina
           Connecticut*             Louisiana             Oklahoma
           Georgia                  Maryland              Rhode Island
           Hawaii                   Michigan              South Carolina
           Idaho                    Missouri              Utah
           Indiana                  Nebraska              Washington

     *Purchase payments are refunded if the Contract is canceled prior to its delivery, otherwise the accumulated value is refunded.

     If your Contract is issued in a state not listed above and if you return the Contract during the free-look period, you will receive the accumulated value.

     Right to Examine the Contract
     Under state law, you have the right to return the Contract for any reason during the free-look period. The free-look period is 10 days after the Contract is delivered to you in all states, unless your Contract is issued in:
          a. California and you are age 60 and over (your free-look period is 30 days);
          b.   Colorado (15 day free-look period); or
          c.   Idaho or North Dakota (20 day free-look period).

     To return a Contract you must send it and a written request to the Company's home office or to the sales representative who sold it to you before the close of business on the last day of the free-look period. If you send the request (properly addressed and postage prepaid) to the Company, the date of the postmark is used to determine if the free-look period has expired. If the purchase payments are allocated to the Money Market Division, then the Company will return the greater of the Contract's value or purchase payments paid if the Contract is canceled. Otherwise, the accumulated value is returned.

     If the purchase of this Contract is a replacement for another annuity contract or a life insurance policy, different free-look periods may apply. The Company reserves the right to keep the initial purchase payment in the Money Market division longer than 15 days to correspond to the free-look periods of a particular state's replacement requirements.

     Exchange Credit
     If you own a Single Premium Deferred Annuity ("SPDA") or a Single Premium Deferred Annuity Plus ("SPDA+") issued by us and are within at least 8 months of the 8th Contract year, then you may transfer the accumulated value, without charge, to the Contract described in this prospectus. Additionally, we will add 1% of the current SPDA/SPDA+ surrender value to the purchase payment. We reserve the right to change or terminate this program.

     Both  SPDA  and  SPDA+  are  annuities   which  provide  a  fixed  rate  of
     accumulation. This Contract varies with the investment experience and objectives of the various Separate Account divisions. Thus, the value of your Contract may increase or decrease with the investment holdings of the Account divisions.

    When making an exchange decision, the owner should carefully review the SPDA or SPDA+ Contract and this Prospectus because the charges and provisions of the contracts differ. An existing SPDA or SPDA+ contract may be currently eligible for waiver of surrender charge due to critical need, while similar riders may not be available under this Contract.

    To complete a transfer to this Contract, send
    1) a Contract application,
    2) a SPDA/SPDA+ surrender form,
    3) a replacement form (based on state written), and
    4) an Annuity Exchange Request and Release Form.
    The exchange is effective when we receive the completed forms and accept the application. The transaction is valued at the end of the valuation period in which we receive the necessary documents.

    (This "Exchange Credit" is not available in New York and may not be available in other states as well. Specific information is available from your registered representative or our home office (1-800-247-9988)).

    The Exchange Credit is allocated among the Divisions of the Separate Account or the Fixed Account, or both, in the same ratio as the allocation of the purchase payment. The credit is treated as additional income for income tax purposes. If the owner exercises the right to return the Contract during the free-look period, then the amount returned is reduced by any credit applied (see THE CONTRACT - Right to Examine the Contract).

The Accumulation Period

     The Value of Your Contract
     The value of your Contract is the total of the Separate Account value plus any Fixed Account value. The Fixed Account value is described in the section titled FIXED ACCOUNT.

     There is no guaranteed minimum Separate Account value. Its value reflects the investment experience of the divisions of the Separate Account that you choose. It also reflects your purchase payments, partial surrenders, surrender charges and the Contract expenses deducted from the Separate Account.

     The Separate Account value changes from day to day. To the extent the accumulated value is allocated to the Separate Account, you bear the investment risk. At the end of any valuation period, your Contract's value in a division is:
     o    the number of units you have in a division multiplied by
     o    the value of a unit in the division.

     The number of units is the total of units purchased by allocations to the division from:
     o    your initial purchase payment;
     o    subsequent investments; and
     o    transfers from another division or the Fixed Account.
     minus units sold:
     o    for partial surrenders from the division;
     o    as part of a transfer to another division or the Fixed Account; and
     o    to pay contract charges and fees.

     Unit values are calculated each valuation date at the close of the New York Stock Exchange. To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the division's net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

     The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:

         [{share price of the underlying mutual fund account at the end of the valuation period
                                      plus
         per share amount of the dividend (or other distribution) made by the mutual fund account during the valuation period}
                                   divided by
         share price of the underlying mutual fund account at the end of the previous valuation period]
                                      minus
  {an administration charge (if any) and the mortality and expense risks charge}

     The administration charge (if any) and the mortality and expense risks charge are calculated by dividing the annual amount of the charge by 365 and multiplying by the number of days in the valuation period.

     The charges and any taxes (currently none) are accrued daily and are transferred from Separate Account B at the Company's discretion.

     Allocation of Purchase Payments
     o On your application for the Contract, you direct your purchase payments to be allocated to divisions of the Separate Account, the Fixed Account or both.
     o   Percentages must be in whole numbers and total 100%.
     o Subsequent investments are made using the same allocation percentages unless you change the allocations.
     o Changes to the allocation percentages may be made without charge. A change is effective on the next valuation period after we receive your new instructions. You can change the allocations by mailing your instructions to us, if telephone privileges apply, by calling us at 1-800-247-9988 or by faxing your instructions to us at 1-515-248-9800.
     o Purchase payments are credited on the basis of accumulation unit value next determined after receipt of a purchase payment.

     Separate Account Division Transfers
     o You may request an unscheduled transfer or set up a periodic transfer by sending us a written request, calling us if telephone services apply (1-800-247-9988) or sending us a fax (1-515-248-9800).
     o You must specify the dollar amount or percentage to transfer from each Separate Account division.
     o The minimum amounts are $100 or 100% of your interest in the division if your value in the division is less than $100.
     o In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Contracts for which he or she is not the owner.

         Unscheduled
         o You may make unscheduled Separate Account division transfers from a division to another division or to the Fixed Account.
         o The transfer is made, and values determined, as of the end of the valuation period in which we receive your request.
         o A $30 fee is imposed on each unscheduled transfer after the 12th unscheduled transfer in a contract year (for fee purposes, all transfers based on a single instruction are considered to be a single transfer).

         You may not make a transfer to the Fixed Account if:
          o a transfer has been made from the Fixed Account to a division within six months, or
          o after the transfer, the Fixed Account value would be more than $1,000,000 (without our prior approval).

         Scheduled
         o You may elect to have automatic transfers made on a periodic basis, if the value of the division is at least $5,000.
         o    You must specify the dollar amount of the transfer ($100 minimum).
          o Transfers continue until your value in the division is zero or we receive notice to stop them.
          o You select the transfer date (other than the 29th, 30th or 31st) and the transfer period (monthly, quarterly, semi-annual or annual).
          o We reserve the right to limit the number of Separate Account divisions from which simultaneous transfers are made. In no event will it ever be less than two.
          o If the selected date is not a valuation date, the transfer is completed on the next valuation date.

     Automatic Portfolio Rebalancing (APR)
     o Allows you to maintain a specific percentage of your contract values in each account over time.
     o    You may elect APR at any time.
     o    APR is not available for values in the Fixed Account.
     o APR is not available if you have arranged scheduled transfers from the same division.
     o    APR will not begin until the "free-look" period has expired.
     o    There is no charge for APR transfers.
     o APR transfers are not considered unscheduled transfers in determining any transfer fee.
     o    APR can be selected for quarterly, semi-annual or annual rebalancing.
     o You may rebalance once by completing and submitting a form to us, by telephoning if you have telephone privileges (1-800-247-9988) or faxing your instructions to us (1-515-248-9800). (Rebalanced at the end of next valuation period following request.)
         Example:
         You elect APR to maintain your Contract values with 50% in the Capital Value Division and 50% in the Money Market Division. At the end of the specified period, 60% of the values are in the Capital Value Division, with the remaining 40% in the Money Market Division. By rebalancing, units from the Capital Value Division are sold and applied as purchase payments to the Money Market Division so that 50% of the accumulated value is once again in each division.

     Telephone Services
     Telephone services are permitted (unless prohibited by state law) for both changes in the allocation of future purchase payments and transfers among divisions. Telephone service may be declined on the Contract application or at any later date by providing us with written notice. Telephone service is used by calling us at 1-800-247-9988. Telephone transfer requests must be made while we are open for business. They are effective when received by us before the close of the New York Stock Exchange (generally 3 p.m. Central
     Time). Requests received when we are not open for business or after the New York Stock Exchange closes will be effective on the next business day.

     Neither the Company nor the Separate Account are responsible for the authenticity of telephone service transaction requests. We reserve the right to refuse telephone service transaction requests. You assume the risk of loss caused by fraudulent telephone service transactions we reasonably believe to be genuine. We follow procedures in an attempt to assure genuine telephone service transactions. If these procedures are not followed, then we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures include recording telephone service transactions, requesting personal identification (name, daytime telephone number, social security number and/or birthdate) and sending written confirmation to your address of record.

     We reserve the right to modify or terminate telephone service transaction procedures at any time.

Separate Account Surrenders

Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted (see GENERAL
 PROVISIONS - Delay of Payments). Surrenders before age 59 1/2 may involve an income tax penalty (see FEDERAL TAX MATTERS). You must send us a written request for any surrender.

You may specify surrender allocation percentages with each partial surrender request. If you don't provide us with specific percentages, we will use your purchase payment allocation percentages for the partial surrender.
Surrenders may be subject to a surrender charge (see Surrender Charge).

     Total Surrender
     o You may surrender the Contract during the life of the annuitant and before the annuity payment date.
     o You receive the cash surrender value at the end of the valuation period during which we receive your surrender request.
     o The cash surrender value is the total of the values of your accounts in the Separate Account divisions plus any amount you have in the Fixed Account minus any applicable surrender charge or transaction fee.
     o The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.
     o We reserve the right to require you to return the Contract to us prior to making any payment though this does not affect the amount of the cash surrender value.

     Unscheduled Partial Surrender
     o Prior to the annuity payment date and during the lifetime of the annuitant, you may surrender a part of the Fixed Account and/or Separate Account value by sending us a written request.
     o You must specify the dollar amount of the surrender which must be $100 or more.
     o The surrender is effective at the end of the valuation period during which we receive your written request for surrender.
     o The surrender is deducted from your Fixed Account value and/or your account in any Separate Account division according to the surrender allocation percentages you specify.
     o If surrender allocation percentages are not specified, we use your purchase payment allocation percentages.
     o We surrender units from the Separate Account divisions and/or Fixed Account to equal the dollar amount of the surrender request plus any applicable surrender charge.
     o The accumulated value after the unscheduled partial surrender must be equal or greater than $5,000 (we reserve the right to change the minimum remaining accumulated value but it will not be greater than $10,000).
     o A $30 fee is imposed on each unscheduled partial surrender after the 1st unscheduled partial surrender in a contract year. Surrenders from multiple divisions made at the same time are considered to be one surrender for purposes of calculating this fee.

     Scheduled Partial Surrender
     o You may elect partial surrenders from the Fixed Account and/or the Separate Account on a periodic basis by sending us written notice.
     o Your accumulated value must be at least $5,000 when the surrenders begin.
     o Surrenders are made from any of the Separate Account divisions and/or the Fixed Account.
     o You may specify monthly, quarterly, semi-annually or annually and pick a surrender date (other than the 29th, 30th or 31st).
     o If the selected date is not a valuation date, the transfer is completed on the next valuation date.
     o The surrenders continue until your value in the division is zero or we receive written notice to stop them.

Death Benefit

If you or the annuitant die before the annuity payment date, then we will pay a death benefit. Before the annuity payment date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, the death benefit is paid according to instructions from the beneficiary. No surrender charge applies when a death benefit is paid.

The beneficiary is the person or persons you name in the application to receive benefits upon your death. If the owner is not a natural person, death benefits are paid to the beneficiary upon the death of the annuitant.

Unless you have named an irrevocable beneficiary, you may change your beneficiary by providing us with written notice. If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you had provided us with other written instructions. If none of your beneficiaries survive you, we will pay the death benefit to your estate in a lump sum.

If you die before the annuitant and your beneficiary is your spouse, we will continue the Contract with your spouse as the new owner unless your spouse elects to receive the death benefit.

Alternatively,  within 60 days of your death,  your  beneficiary may elect to:
o    apply the death benefit under a benefit option, or
o    receive the death benefit as a single payment.

If the owner of a Contract, not issued in connection with retirement plans qualified under Section 408 of the Internal Revenue Code (the "Code"), dies before the annuitant and before the annuity payment date, written notice of the death must be sent to us so distribution arrangements can be made to avoid adverse tax consequences.

     Standard Death Benefit
     The amount of the death benefit is the greater of:
     o your accumulated value on the date we receive proof of death and all required documents, or
     o the total of purchase payments minus any partial surrenders, fees and charges as of the date we receive all required documents and notice (including proof) of death, or
     o highest accumulated value on any prior anniversary that is divisible equally by seven, plus any purchase payments and less any partial surrenders (and surrender charges incurred) made after that anniversary.

     Annual Enhanced Death Benefit
     This is an optional death benefit rider. Under this rider, if the original annuitant or owner dies before the annuity payment date, then the death benefit payable the beneficiary is the greater of:
         1)   The standard death benefit;
         2) The annual increasing death benefit, based on purchase payments (accumulated at 5%) minus any surrenders and surrender charges (accumulated at 5%) until the later of the Contract anniversary after the original owner's or original annuitant's 75th birthday or five years from the effective date of the rider; or
         3) The highest accumulated value on a Contract anniversary until the Contract anniversary following the original owner's or original annuitant's 75th birthday or five years from the effective date of the rider, whichever comes last.

     Lock-In Feature At the later of the Contract anniversary following the original owner's or original annuitant's 75th birthday or five years after issue ("lock-in date"), the annual enhanced death benefit amount is locked-in and will only increase by purchase payments made after the lock-in date, minus any surrenders and surrender charges. (i.e. On the lock-in date, a snapshot is taken setting the floor as to the minimum amount of death benefit, less any surrenders and surrender charges.) The lock-in does not prevent the accumulated value from increasing further as provided by the standard death benefit provision in your Contract. Once the standard death benefit equals the annual enhanced death benefit after the lock-in date, the rider will terminate. The annual cost of the rider is 0.20% of the annual accumulated value. The charge is equal to 0.05% of the average accumulated value during the calendar quarter. The cost will be deducted throughout the redemption of units from your Contract's accumulated value in the same proportion as purchase payment allocation between the Fixed and Separate Accounts. If the rider is purchased after the beginning of a quarter, then the charge is prorated according to the number of days it is in effect during the quarter. Upon termination of the rider or upon death, you will be charged based on the number of days it is in effect during the quarter. The enhanced death benefit rider is only available at issuance. Thus, once a Contract has been purchased without the rider, it may not be added at a later date.

     If the enhanced death benefit rider is terminated, then it cannot be reinstated (except in the state of Florida.)

     Payment of Death Benefit
     The death benefit is usually paid within seven days of our receiving all documents (including proof of death) that we require to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than seven days. Under certain circumstances, this payment may be delayed (see GENERAL PROVISIONS
     - Delay of Payments).  We pay interest (at least 3% or as required by state law) on the death benefit from the date we receive all required documents until payment is made or until the death benefit is applied under a benefit option.

NOTE:   Proof of death includes: a certified copy of a death certificate; a certified copy of a court order; a written statement by a medical doctor; or other satisfactory proof.

     Death of Annuitant
     If the owner or annuitant dies during the annuity payment period, remaining payments are made to the beneficiary throughout the guarantee period or for the life of any joint annuitant. In all cases the person entitled to receive payments also receives any rights and privileges under the annuity payment option.

     Additional rules apply to distributions under non-qualified contracts (see FEDERAL TAX MATTERS - Required Distributions for Non-Qualified Contracts). However, the rules do not apply to contracts issued in connection with IRAs, SEPs or SIMPLE-IRAs.

The Annuity Payment Period

     Annuity Payment Date
     You may specify an annuity payment date in your application. If you do not specify an annuity payment date, then the annuity payment date is the later of the annuitant's 85th birthday or 10 years after issuance. If the annuitant is living and the Contract is in force on that date, we will notify you to begin taking payments under the Contract. You may not select an annuity payment date which is on or after the Annuitant's 85th birthday or 10 years after the contract date, whichever is the later. (No later than age 88 in Pennsylvania, or age 90 in New York)

     Depending on the type of annuity payment option selected when the Contract is issued, payments that are initiated either before or after the annuity payment date may be subject to penalty taxes (see FEDERAL TAX MATTERS). You should consider this carefully when you select or change the annuity payment date.

     You may change the annuity payment date with our prior approval. The request must be in writing and approved before we issue a supplementary Contract which provides an annuity payment option. The new annuity payment date must be any contract anniversary on or before the annuity payment date.

     Annuity Payment Options
     We offer fixed annuity payments. If, however, the accumulated value on the annuity payment date is less than $5,000 or if the amount applied under an annuity payment option is less than the minimum requirement we may pay out the entire amount. No surrender charge would be imposed. The Contract would then be canceled.

     You may choose from several fixed annuity payment options. Payments will be made on the frequency you choose. You may elect to have your annuity payments made on a monthly, quarterly, semiannual or annual basis. The dollar amount of the payments is specified for the entire payment period according to the option selected. There is no right to make any total or partial surrender after the annuity payments start.

     The amount of the annuity payment depends on:
     o   amount of accumulated value;
     o   annuity payment option selected; and
     o   age of annuitant (unless fixed income option is selected).

     Annuity payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in fixing the payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because under most such plans, such Contract provisions are prohibited by law.

     You may select an annuity payment option or change a previous selection by written request. We must receive the request on or before the annuity payment date. If an annuity payment option is not selected, then we will automatically apply the Life Income option (see below). If you designate an annuitant and joint annuitant, then payment will be made pursuant to a joint and full survivor income (see below). Tax laws and regulations may impose further restrictions on annuity payment options.

     Payments under the annuity payment options are made as of the first day of each payment period beginning with the annuity payment date. The available annuity payment options are:

          Fixed Income. Payments of a fixed amount or payments for a fixed period of at least five years but not more than 30 years. Payments stop after all guaranteed payments are made.

         Life Income. Payments are made as of the first day of each payment period during the annuitant's life, starting with the annuity payment date. No payments are made after the annuitant dies. It is possible that you would only receive one payment under this option if the annuitant dies before the second payment is due.

         Life Income with Payments Guaranteed for a Period of 5 to 20 Years. Payments are made on the first day of each payment period beginning on the annuity payment date. Payments will continue until the annuitant dies. If the annuitant dies before all of the guaranteed payments have been made, then we will continue the guaranteed payments to the beneficiary.

         Joint and Full Survivor Life Income with Payments Guaranteed for a Period of 10 Years. Payments continue as long as either the annuitant or the joint annuitant is alive. If both die before all guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary.

         Joint and Two-thirds Survivor Life Income. Payments continue as long as either the annuitant or the joint annuitant is alive. If either the annuitant or joint annuitant dies, payments continue to the survivor at two-thirds the original amount. Payments stop when both the annuitant and joint annuitant have died. It is possible that only one payment is made under this option if both annuitants die before the second payment is due.

         Other benefit options may be available with our approval.

     The mortality risk assumed by the Company is to make annuity payments for the full life of all annuitants regardless of how long they or any individual annuitant might live. Mortality risk does not apply to the Fixed Income option. Annuity payments are determined in accordance with annuity tables and other provisions contained in the Contract. This assures neither an annuitant's own longevity, nor an improvement in life expectancy, will have an adverse effect on the annuity payments received under this Contract. The annuity payment tables contained in this Contract are based on the Annuity Mortality 1983 Table a. These tables are guaranteed for the life of the Contract.

     If you own one or more qualified annuity contracts, in order to avoid tax penalties, payments from at least one of your qualified contracts must start no later than April 1 following the calendar year in which you turn age 70 1/2. The required minimum payment is a distribution in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. In addition, payments must be made at least once a year. Tax penalties may also apply at your death on certain excess accumulations. You should consider potential tax penalties with your tax advisor when selecting an annuity payment option or taking other distributions from the Contract.

CHARGES AND DEDUCTIONS

An annual fee, a mortality and expense risks charge, in some circumstances a transaction fee and state premium taxes are deducted under the Contract. A surrender charge (on surrenders) may also be deducted from certain withdrawals made before the annuity payment date. We reserve the right to assess a daily Separate Account administration charge. There are also deductions from and expenses paid out of the assets of the Accounts which are described in the Fund's prospectus.

Annual Fee

An annual fee exists which is the lesser of $30 or 2% of your accumulated value (subject to any applicable state law limitations). The fee is deducted from either the Fixed Account or your interest in a Separate Account Division, whichever has the greatest value. The fee is deducted on each contract anniversary and upon total surrender of the Contract. This fee is currently waived for Contracts having an accumulated value on the last day of the Contract year of $30,000 or more. The fee assists in covering administrative costs. The Company does not anticipate any profit from this fee.

The administrative costs include costs associated with:
o    the issuance of Contracts;
o    establishing and maintaining the records which relate to Contracts;
o    making regulatory filings and furnishing confirmation notices;
o    preparing,   distributing   and  tabulating   voting  materials  and  other
     communications;
o    providing computer, actuarial and accounting services; and
o    processing Contract transactions.

Mortality and Expense Risks Charge

We assess each division of the Separate Account with a daily charge for mortality and expense risks. The annual rate of the charge is 1.25% of the average daily net assets of the Separate Account. We agree not to increase this charge for the duration of the Contract. This charge is assessed only prior to the annuity payment date. This charge is assessed daily when the value of an accumulation unit is calculated.

We have a mortality risk in that we guarantee payment of a death benefit in a single sum or under an annuity payment option upon the death of an annuitant or owner prior to the annuity payment date. No surrender charge is imposed on a death benefit payment which gives us an additional mortality risk.

The expense risk that we assume is that the actual expenses incurred in issuing and administering the Contract exceed the Contract limits on administrative charges.

If the mortality and expense risks charge is not enough to cover the costs, we bear the loss. If the amount of mortality and expense risks charge deducted is more than our costs, the excess is profit to the Company. We expect a profit from the mortality and expense risks charge.

Transaction Fee

A transaction fee of $30 applies to each unscheduled partial surrender after the first unscheduled partial surrender in a contract year. A $30 transaction fee is also charged to each unscheduled transfer from a division after the twelfth such transfer in a contract year. The transaction fee is deducted from the Fixed Account and/or your interest in a Separate Account division from which the amount is surrendered or transferred, on a pro rata basis.

Premium Taxes

We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. Any deduction is made from either a purchase payment when we receive it, or the accumulated value when you request a surrender (total or partial) or it is applied under a benefit option. Premium taxes range from 0% in most states to as high as 3.50%.

Surrender Charge

No sales charge is collected or deducted when purchase payments are applied under the Contract. A surrender charge is assessed on certain total or partial surrenders. The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (commissions and other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company's General Account assets which includes profit, if any, from the mortality and expense risks charge.

The surrender charge for any total or partial surrender is a percentage of the purchase payments withdrawn or surrendered which were received by us during the seven contract years prior to the withdrawal or surrender. The applicable percentage which is applied to the sum of the purchase payments paid during each contract year is determined by the following table.

                           Table of Surrender Charges


        Number of completed contract years       Surrender charge applied to all
            since each Purchase Payment*            Purchase Payments received

         2 years or less                                         6%
         more than 2 years, up to 3 years                        5%
         more than 3 years, up to 4 years                        4%
         more than 4 years, up to 5 years                        3%
         more than 5 years, up to 6 years                        2%
         more than 6 years                                       0%

         *  Each  purchase   payment  begins  in  year  0  for
            purposes of calculating the percentage applied to that payment.

We assume that surrenders and transfers are made in the following order:
o first from purchase payments we received more than seven completed contract years prior to the surrender (or transfer);
o then from the free surrender privilege (first from the earnings, then from the oldest purchase payments (first-in, first-out)) described below; and
o then from purchase payments we received within the seven completed contract years before the surrender on a first-in, first-out basis.

A surrender charge is not imposed in states where it is prohibited, including:
o New Jersey- no surrender charge for total surrender on or after the later of the annuitant's 64th birthday or 4 years after the contract date.
o Washington- no surrender charge for total surrender on or after the later of the annuitant's 70th birthday or 10 years after the contract date.

Waiver of Surrender Charge
The surrender charge does not apply to:
o    amounts applied under an annuity payment; or
o payment of any death benefit, however, the surrender charge does apply to purchase payments made by the participant's surviving spouse after the participant's date of death; or
o amounts distributed to satisfy the minimum distribution requirement of Section 401(a)9 of the Code; or o The Free Surrender Privilege, which is an amount surrendered during a contract year which is not to exceed the greater of:
     o earnings in the contract (earnings = accumulated value less unsurrendered purchase payments as of the surrender date); or
     o 10% of the purchase payments still subject to the surrender charge, decreased by any partial surrenders since the last anniversary; or
o an amount transferred from the Contract to a single premium immediate annuity issued by the Company after the seventh contract year; or.
o an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant's spouse when the distribution is made pursuant to a divorce decree; or
o if permitted by state law, withdrawals made after the first Contract anniversary if the original owner or original annuitant has a critical need.

Waiver of the surrender charge is available for critical need if the following conditions are met if: o original owner or original annuitant has a critical need; and o the critical need did not exist before the Contract date.

For the purposes of this section, the following definitions apply:
o critical need - owner's or annuitant's confinement to a health care facility, terminal illness diagnosis or total and permanent disability. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the Contract date and the withdrawal must occur within 90 days of the confinement's end.
o health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility primarily providing drug or alcohol treatment, or a facility owned or operated by the owner, annuitant or a member of their immediate families.
o terminal illness - sickness or injury that results in the owner's or annuitant's life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
o total and permanent disability - a disability that occurs after the contract date and that qualifies the owner or annuitant to receive social security disability payments. In New York and West Virginia, different definitions of total and permanent disability apply. Contact us at 1-800-247-9988 for additional information.

This waiver of surrender charge rider is not available in New Jersey or Pennsylvania. In New York, the rider only applies if the original owner or original annuitant suffers a total and permanent disability.

Administration Charge

We reserve the right to assess each division of the Separate Account with a daily charge at the annual rate of 0.15% of the average daily net assets of the division. This charge would only be imposed before the annuity payment date. This charge would be assessed to help cover administrative expenses.
Administrative expenses include the cost of issuing the Contract, clerical, recordkeeping and bookkeeping services, keeping the required financial and accounting records, communicating with Contract owners and making regulatory filings.

Special Provisions for Group or Sponsored Arrangements

Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.
     group arrangement - program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis. sponsored arrangement - program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.

The charges and deductions described above may be reduced for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if reductions apply. Reductions may include sales of Contracts without, or with reduced, mortality and expense risks charges, annual fees or surrender charges.

Availability of the reduction and the size of the reduction (if any) is based on factors such as: o size of group; o expected number of participants; and o anticipated purchase payments from the group.

Reductions reflect the reduced sales efforts and administrative costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected Contract owners and other contract owners with contracts funded by the Separate Account.

FIXED ACCOUNT

You may allocate purchase payments and transfer amounts from the Separate Account to the Fixed Account. Assets in the Fixed Account are held in the General Account of the Company. Because of exemptive and exclusionary provisions, interests in the Fixed Account are not registered under the Securities Act of 1933 and the General Account is not registered as an investment company under the Investment Company Act of 1940. The Fixed Account is not subject to these Acts. The staff of the SEC does not review the prospectus disclosures relating to the Fixed Account. However, these disclosures are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

This prospectus is intended to serve as a disclosure document only for the Contract as it relates to the Separate Account. It only contains selected information regarding the Fixed Account. More information concerning the Fixed Account is available from our home office or from a sales representative.

General Description

Our obligations with respect to the Fixed Account are supported by the Company's General Account. The General Account is the assets of the Company other than those allocated to any of the Company's Separate Accounts. Subject to applicable law, the Company has sole discretion over the assets in the General Account.

The Company guarantees that purchase payments allocated to the Fixed Account earn interest at a guaranteed interest rate. In no event will the guaranteed interest rate be less than 3% compounded annually.

Each purchase payment allocated or amount transferred to the Fixed Account earns interest at the guaranteed rate in effect on the date it is received or transferred. This rate applies to each purchase payment or amount transferred through the end of the contract year.

Each contract anniversary, we declare a renewal interest rate that is guaranteed and applies to the Fixed Account value in existence at that time. This rate applies until the end of the contract year. Interest is earned daily and compounded annually at the end of each contract year. Once credited, the interest is guaranteed and becomes part of the accumulated value in the Fixed Account from which deductions for fees and charges may be made. Mortality and expense risk charge and administration charges are not assessed against Fixed Account values.

Fixed Account Value

Your Contract's Fixed Account value on any valuation date is the sum of: o purchase payments allocated to the Fixed Account; o plus any transfers to the Fixed Account from the Separate Account; o plus interest credited to the Fixed Account; o minus any surrenders, surrender charges, or transaction fees allocated to the Fixed Account; o minus any transfers to the Separate Account.

Fixed Account Transfers, Total and Partial Surrenders

Transfers and surrenders from your investment in the Fixed Account are subject to certain limitations. In addition, surrenders from the Fixed Account may be subject to a charge (see THE CONTRACT - Surrender Charge).

You may transfer amounts from the Fixed Account to the Separate Account divisions before the annuity payment date and as provided below. Transfer occurs within one business day of our receiving your instructions. You may transfer amounts by making either a scheduled or unscheduled Fixed Account transfer. You may not make both a scheduled and unscheduled Fixed Account transfer in the same contract year.

     Single Unscheduled Transfer
     Once per Contract year, within the 30 days following the Contract date or anniversary, you can transfer an amount not to exceed 25% of your Fixed Account Value. If your Fixed Account value is less than $1,000 or the renewal interest rate declared for your Fixed Account is more than one percentage point lower than the average of your total Fixed Account value earnings for the preceding year, then you may transfer your entire Fixed Account value. We will inform you if the renewal interest rate falls to that level. Minimum transfer amount of $100 (or less if entire Fixed Account value).

     Scheduled Fixed Account Transfer (Dollar Cost Averaging) You may make scheduled transfers on a periodic basis from the Fixed Account as follows:
     o You may establish scheduled transfers by sending a written request or by telephone. o Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month). o If the selected date is not a valuation date, the transfer is completed on the next valuation date. o Scheduled transfers are only available if the fixed account value is $5,000 or more at the time the scheduled transfers begin.
     o Scheduled monthly transfers of an amount not to exceed 2% of your Fixed Account's value at the beginning of the Contract year or the current value and will continue until the Fixed Account value is zero or until you notify us to discontinue them.
     o   The minimum transfer amount is $100.
     o If the Fixed Account value is less than $100 at the time of transfer, then the entire Fixed Account value will be transferred.
     o If you stop the transfers, you may not start them again without our prior approval.

GENERAL PROVISIONS

The Contract

The entire Contract is made up of: the contract, copies of any applications, amendments, riders and endorsements attached to the Contract; current data page; copies of any supplemental applications, amendments, endorsements and revised Contract pages or data pages which are mailed to you. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.

Delay of Payments

Surrenders are generally made within seven days after we receive your instruction for a surrender in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender, death or the transfer to or from a division of the Separate Account may be deferred during any period when the right to sell Fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).

The right to sell shares may be suspended during any period when:
o trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or
o an emergency exists, as determined by the SEC, as a result of which: o disposal by a fund of securities owned by it is not reasonably practicable;
     o it is not reasonably practicable for a fund to fairly determine the value of its net assets; or o the SEC permits suspension for the protection of security holders.

If payments are delayed and your surrender or transfer is not canceled by your written instruction, the amount to be surrendered or transferred will be determined the first valuation date following the expiration of the permitted delay. The surrender or transfer will be made within seven days thereafter.

In addition, payments on surrenders attributable to a purchase payment made by check may be delayed up to 15 days. This permits payment to be collected on the check. We may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to six months.

Misstatement of Age or Gender

If the age or, where applicable, gender of the annuitant has been misstated, we adjust the income payable under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next payment or payments due. Underpayments are added to the next payment.

Assignment

You may assign ownership of your non-qualified Contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.

An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amount paid to an assignee is treated as a partial surrender and is paid in a single lump sum.

Change of Owner

You may change your non-qualified contract ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. If ownership is changed, then the waiver of the sales charge for withdrawals made because of critical need of the owner, is not available. We reserve the right to require that you send us the Contract so that we can record the change.

Beneficiary

Before the annuity payment date and while the annuitant is alive, you have the right to name or change a beneficiary. This may be done as part of the application process or by sending us a written request. Under certain retirement programs, however, spousal consent may be required to name or change a beneficiary. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. If a beneficiary has not been named at the time of the annuitant's death, then the benefit will be paid to the owner, if living, otherwise, to the annuitant's estate. If the beneficiary dies during the annuity payment period, and no other beneficiary is alive, then any remaining benefits will be paid to the beneficiary's estate.

Contract Termination

We reserve the right to terminate the Contract and make a single sum payment (without imposing any charges) to you if your accumulated value at the end of the accumulation period is less than $2,000. Before the Contract is terminated, we will send you a notice to increase the accumulated value to $2,000 within 60 days.

Reinstatement

If you have replaced this Annuity Contract with an annuity contract from another company and want to reinstate this Contract, then the following applies; o we reinstate the Contract effective on the original surrender date, o we apply the amount received from the other company and the amount of the surrender charge you paid when you surrendered the Contract,
o these amounts are priced on the valuation day the money from the other company is received by us, o commissions are not paid on the reinstatement amounts, and
o new data pages are sent to your address of record.

If you purchase this Contract as a replacement for another company's life insurance policy or annuity contract, different free-look periods may apply. We reserve the right to keep the initial purchase payment in the Money Market division longer than 20 days to correspond to the free-look periods of a particular state's replacement requirements.

Reports

We will mail to you a statement, along with any reports required b3y state law, of your current accumulated value at least once per year prior to the annuity payment date. After the annuity payment date, any reports will be mailed to the person receiving the benefit option payments.

Quarterly statements reflect purchases and surrenders occurring during the quarter as well as the balance of units owned and account values.

RIGHTS RESERVED BY THE COMPANY

We reserve the right to make certain changes if, in our judgment, they best serve the interests of you and the annuitant or are appropriate in carrying out the purpose of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes the Company may make include: o transfer assets in any division to another division or to the Fixed Account; o add, combine or eliminate divisions in the Separate Account; o substitute the shares of an Account for the Account shares in any division;
         o    if shares of an Account are no longer available for investment; or
         o if in our judgment, investment in an Account becomes inappropriate considering the purposes of the Separate Account.

DISTRIBUTION OF THE CONTRACT

The individuals who sell the Contract are authorized to sell life and other forms of personal insurance and variable annuities. These people will usually be representatives of Princor Financial Services Corporation, Principal Financial Group, Des Moines, Iowa 50392-0200 which is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. As the principal underwriter, Princor is paid 6.5% of purchase payments by the Company for the distribution of the Contract. The contract may also be sold through other selected broker-dealers registered under the Securities and Exchange Act of 1933 or firms that are exempt from such registration. Princor is also the principal underwriter for various registered investment companies organized by the Company. Princor is a subsidiary of Principal Financial Services, Inc.

PERFORMANCE CALCULATION

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions. The Contract was not offered prior to June 16, 1994. However, shares of Accounts in which the Aggressive Growth, Asset Allocation, Balanced, Bond, Capital Value, Government Securities, Growth, International, MidCap, and Money Market divisions of the Separate Account invest were offered prior to that date. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as if the Contract had been issued on or after the date the Account in which the division invests was first offered. The hypothetical performance from the date of the inception of the Account in which the division invests is calculated by reducing the actual performance of the underlying Account by the fees and charges of this Contract as if it had been in existence.

The International SmallCap, MicroCap, MidCap Growth, Real Estate, SmallCap, Small Cap Growth, SmallCap Value and Utilities divisions of the Separate Account were not offered until May 1, 1998. The Stock Index 500 division was not offered until May 1, 1999. Performance data for these divisions are calculated utilizing standardized performance formulas and show performance since the inception date of the division.

The yield and total return figures described below vary depending upon market conditions, composition of the underlying Account's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.

From time to time the Separate Account advertises its Money Market division's "yield" and "effective yield" for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of the assumed reinvestment.

In addition, the Separate Account advertises the "yield" for other divisions for the Contract. The "yield" of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Contract value.

VOTING RIGHTS

The Company votes Account shares of the Principal Variable Contracts Fund, Inc. held in the Separate Account at meetings of shareholders of those Accounts. It follows your voting instructions if you have an investment in the corresponding division of the Separate Account.

The number of Account shares in which you have a voting interest is determined by your investments in an Account as of a "record date." The record date is set by the Company within the requirements of the laws of the state which govern the various Accounts. The record date for the Accounts of the Principal Variable Contracts Fund, Inc. will be not more than 90 days before the meeting of the shareholders of those Accounts. Your voting instructions are solicited by written communication at least ten days prior to the meeting. The number of Account shares held in Separate Account B attributable to your interest in each division is determined by dividing the value of your interest in that division by the net asset value of one share of the underlying Account. Account shares for which owners are entitled to give voting instructions, but for which none are received, and shares of the Account owned by the Company are voted in the same proportion as the total shares for which voting instructions have been received.

Proxy materials are provided to you along with an appropriate form that may be used to give voting instructions to the Company.

If the Company determines pursuant to applicable law that Account shares held in Separate Account B need not be voted pursuant to instructions received from owners, then the Company may vote Account shares held in Separate Account B in its own right.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser about the tax implications of taking action under a Contract or related retirement plan.

Non-Qualified Contracts

Section 72 of the Code governs the income taxation of annuities in general.
o Purchase payments made under non-qualified Contracts are not excludable or deductible from your gross income or any other person's gross income.
o An increase in the accumulated value of a non-qualified Contract resulting from the investment performance of the Separate Account or interest credited to the Fixed Account is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.
o Generally, owners who are not natural persons are immediately taxed on any increase in the accumulated value.

The following discussion applies generally to Contracts owned by natural persons.
o Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.
o The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial withdrawal.
o    Annuity payments:
     o The investment in the Contract is generally the total of the purchase payments made.
     o The portion of the annuity payment that represents the amount by which the accumulated value exceeds the investment in the Contract is taxed as ordinary income. The remainder of each annuity payment is not taxed.
     o After the investment in the Contract is paid out, the full amount of any annuity payment is taxable.

For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.

A transfer of ownership of a Contract, or designation of an annuitant or other payee who is not also the owner, may result in a certain income or gift tax consequences to the owner. If you are contemplating any transfer or assignment of a Contract, you should contact a competent tax advisor with respect to the potential tax effects of such transactions.

Required Distributions for Non-Qualified Contracts

In order for a non-qualified Contract to be treated as an annuity contract for federal income tax purposes, the Code requires: o If the person receiving payments dies on or after the annuity payment date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person's death.
o If you die prior to the annuity payment date, the entire interest in the Contract will be distributed: o within five years after the date of your death, or o as annuity payments which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary. o If you take a distribution from the Contract before you are 59 1/2, you may incur an income tax penalty.

If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Code. Where the owner or other person receiving payments is not a natural person, the required distributions provided for in the Code apply upon the death of the primary annuitant.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuity payment date by paying the death benefit in a single sum, subject to proof of your death. The beneficiary may elect by written request to receive an annuity payment option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

IRA, SEP, and SIMPLE-IRA

The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.

The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a retirement program recognized under the Code are excluded from the participant's gross income for tax purposes prior to the annuity payment date. The portion, if any, of any purchase payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee's option may be subject to limitations.

The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.

With respect to IRAs, IRA rollovers and SIMPLE-IRAs there is a 10% penalty under the Code on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is:
o    made on or after  you reach age 59 1/2,
o    made to a  beneficiary  on or after your death,
o    made upon your disability,
o part of a series of substantially equal periodic payments for the life or life expectancy of you or you and the beneficiary,
o    made to pay medical expenses,
o    for certain unemployment expenses,
o    for first home purchases (up to $10,000), or
o    for higher education expenses.

Rollover IRAs. If you receive a lump-sum distribution from a pension or profit sharing plan, you may maintain the tax deferred status of the money by rolling it into a "Rollover Individual Retirement Annuity." You have 60 days from receipt of the money to complete this transaction. If you choose not to reinvest or go beyond the 60 day limit and are under age 59 1/2, you will incur a 10% IRS penalty as well as income tax expenses.

Withholding

Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding  the  recipient's  election,  withholding  may  be  required  on payments delivered outside the United States. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

YEAR 2000 READINESS DISCLOSURE

Starting in early 1995, as a corporate effort, the Company recognized the Year 2000 could have a significant impact on our operations. With the strong commitment from the Board of Directors, Chief Executive Officer and Chief Information Officer, we initiated a comprehensive plan to ensure our systems and facilities would function correctly regardless of the date on the calendar.

Assessments of our computer systems were completed in 1996. We identified 35,000 programs comprising 40 million lines of mainframe code, 1,300 PC software packages, and 400,000+ end-user PC applications that could be affected by the Year 2000.

Our analysis didn't stop there. We requested Year 2000 compliance status information from hardware and software vendors of over 1,000 PC systems and 450 mainframe systems. New purchase agreements, along with renewal agreements, have included a "Year 2000" warranty clause since 1997.

In 1997, we contacted critical service and product suppliers such as banks and utility companies regarding their Year 2000 readiness. To further assess the stability of our external supply chain, we conducted another survey in 1998, and a third evaluation of our most critical suppliers will take place in 1999.

As of December 31, 1998, 100 percent of our identified mission critical system renovations were completed, tested and in production. We expect to complete the remaining identified changes by June 30, 1999 (when we receive and install updated software releases from our outside vendors).

Full-scale testing of our systems began in March 1998 using an in-house, isolated testing facility. We include "system date manipulation" and "file aging" processes to verify a wide variety of dates before, on, and after January 1, 2000, including February 29, 2000 (leap day).

Our objective is to complete full-scale testing of all identified mission critical systems in second quarter 1999, with significant attentions to year-end and leap-year processing. Verification will continue through 1999, and into the early part of 2000, to ensure no new date related problems are introduced into previously tested or newly developed systems.

We believe our thorough systems testing process should eliminate significant date related problems that could affect our systems. We will have staff on site during critical times to ensure a timely and accurate response to unforeseen issues which may arise.


Contingency plan development began July 1998. The methodology was documented in November 1998. Initial plans were completed as of March 31, 1999. These plans are being developed to address external systems and non-systems events that could affect our operations. Many of those scenarios are beyond our control, so we are identifying possible options, which will minimize their impact. We are also communicating with other entities involved to encourage their Year 2000 preparedness. We will re-evaluate our contingency plans throughout the Year 2000 experience.


The cost associated with completing our Year 2000 readiness for the business unit of the Company which issues the Contract is estimated to be $1.3 - $1.6 million.

Additional   corporate  Y2K   information   can  be  found  on  our  website  at
www.principal.com/general/faqy2k.htm.

MUTUAL FUND DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code which establishes standards of diversification for the investments underlying the Contracts. Under this Code Section, Separate Account investments must be adequately diversified in order for the increase in the value of non-qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying Account must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an Account to meet the diversification requirements could result in tax liability to non-qualified Contract holders.

The investment opportunities of the Accounts could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.

STATE REGULATION

The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa or her representatives at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

LEGAL OPINIONS

Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa Insurance Law, have been passed upon by Gregg R. Narber, Senior Vice President and General Counsel.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.

REGISTRATION STATEMENT

This Prospectus omits some information contained in the SAI (Part B of the Registration Statement) and Part C of the Registration Statement which the Company has filed with the SEC. The SAI is hereby incorporated by reference into this Prospectus. You may request a free copy of the SAI by writing or telephoning Princor. You may obtain a copy of Part C of the Registration Statement from the SEC, Washington, D.C. by paying the prescribed fees.

OTHER VARIABLE ANNUITY CONTRACTS

The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.

INDEPENDENT AUDITORS

The financial statements of Principal Life Insurance Company Separate Account B and the financial statements of Principal Life Insurance Company are included in the SAI. Those statements have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports which also appear in the SAI.

FINANCIAL STATEMENTS

The financial statements of Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

CUSTOMER INQUIRIES

Your questions should be directed to: Principal Flexible Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, 1-800-247-9988.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Independent Auditors   .............................................       4
Calculation of Yield and Total Return   ............................       4

Taxation Under Certain Retirement Plans.............................       5

Principal Life Insurance Company Separate Account B

     Report of Independent Auditors ................................       9

     Financial Statements...........................................      10

Principal Life Insurance Company

     Report of Independent Auditors ................................      33

     Financial Statements...........................................      34

To obtain a free copy of the SAI write or telephone:

                       Principal Flexible Variable Annuity
                          The Principal Financial Group
                                  P.O. Box 9382
                           Des Moines, Iowa 50306-9382
                            Telephone: 1-800-247-9988

                                     PART B

              PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

                   FLEXIBLE VARIABLE ANNUITY ("FVA") CONTRACT





                      Statement of Additional Information


                               dated _________________


This Statement of Additional Information provides information about Principal Life Insurance Company Separate Account B Flexible Variable Annuity (the "Contract") in addition to the information that is contained in the Contract's Prospectus, dated __________________.


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:



                              Variable  Annuity
                              The Principal Financial Group
                              P.O. Box 9382
                              Des Moines Iowa  50306-9382
                              Telephone: 1800247-9988


                                TABLE OF CONTENTS


Independent Auditors......................................................  4

Calculation of Yield and Total Return.....................................  4

Taxation Under Certain Retirement Plans...................................  5

Principal Life Insurance Company Separate Account B

    Report of Independent Auditors........................................  9

    Financial Statements.................................................. 10

Principal Life Insurance Company

    Report of Independent Auditors........................................ 33

    Financial Statements.................................................. 34


INDEPENDENT AUDITORS

Ernst & Young LLP, Des Moines, Iowa, serve as independent auditors for Principal Life Insurance Company Separate Account B and Principal Life Insurance Company and perform audit and accounting services for Separate Account B and Principal Life Insurance Company.

CALCULATION OF YIELD AND TOTAL RETURN

The  Separate  Account  may  publish   advertisements   containing   information
(including graphs, charts, tables and examples) about the performance of one or more of its Divisions.

The Contract was not offered prior to June 16, 1994. However, the Divisions invest in Accounts of the Principal Variable Contracts Fund, Inc. These Accounts correspond to open-end investment companies (mutual funds) which, effective January1, 1998, were reorganized into the Accounts of the Principal Variable Contracts Fund, Inc. as follows:

        Old Mutual Fund Name                   New Corresponding Account Name
        --------------------                   ------------------------------
    Principal Aggressive Growth Fund, Inc.      Aggressive Growth Account
    Principal Asset Allocation Fund, Inc.       Asset Allocation Account
    Principal Balanced Fund, Inc.               Balanced Account
    Principal Bond Fund, Inc.                   Bond Account
    Principal Capital Accumulation Fund, Inc.   Capital Value Account
    Principal Emerging Growth Fund, Inc.        MidCap Account
    Principal Government Securities Fund, Inc.  Government Securities Account
    Principal Growth Fund, Inc.                 Growth Account
    Principal Money Market Fund, Inc.           Money Market Account
    Principal World Fund, Inc.                  International Account

The Accounts (under their former names) were offered prior to the date the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this Contract had the contract been issued on or after the date the Account in which such Division invests was first offered. The hypothetical performance from the date of inception of the Account in which the Division invests is derived by reducing the actual performance of the underlying Account by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Accounts portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.

From time to time the Account advertises its Money Market Division's "yield" and "effective yield" for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Division refers to the income generated by an investment under the contract in the Division over a sevenday period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the "yield" and "effective yield."

In addition, from time to time, the Separate Account will advertise the "yield" for certain other Divisions for the Contract. The "yield" of a Division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the "yield."

Also, from time to time, the Separate Account will advertise the average annual total return of its various Divisions. The average annual total return for any of the Divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value. In this calculation the ending value is reduced by a contingent deferred sales charge that decreases from 6% to 0% over a period of 7 years. The Separate Account may also advertise total return figures for its Divisions for a specified period that does not take into account the sales charge in order to illustrate the change in the Division's unit value over time. See "Charges and Deductions" in the Prospectus for a discussion of contingent deferred sales charges.

Following are the hypothetical average annual total returns for the period ending December 31, 1998 assuming the contract had been offered as of the effective dates of the underlying Accounts in which the Divisions invest:

                 With Contingent Deferred             Without Contingent
                     Sales Charge                    Deferred Sales Charge
                 ------------------------            ---------------------
           Division             One Year        Five Year       Ten Year        One Year        Five Year       Ten Year
------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Division      11.38            24.67*           N/A            17.38            24.97*           N/A
Asset Allocation Division        1.79            11.33*           N/A             7.79            11.77*           N/A
Balanced Division                4.50            10.88           10.87           10.50            11.27           10.87
Bond Division                    0.32             5.78            8.04            6.32             6.25            8.04
Capital Value Division           6.14            17.18           13.65           12.14            17.50           13.65
Government Securities Division   0.90             5.13            7.93            6.90             5.62            7.93
Growth Division                 13.82            17.61**          N/A            19.82            17.97**          N/A
International Division           2.59            10.21**          N/A             2.59            10.21**          N/A
International SmallCap         (17.14)***         N/A             N/A           (11.14)***         N/A             N/A
MicroCap Division              (25.12)***         N/A             N/A           (19.12)***         N/A             N/A
MidCap Division                 (3.63)           13.06           14.72            2.37            13.43           14.72
MidCap Growth Division         (10.43)***         N/A             N/A            (4.43)***         N/A             N/A
Money Market Division           (2.11)            3.10            4.02            3.89             3.62            4.02
Real Estate Division           (13.36)***         N/A             N/A            (7.36)***         N/A             N/A
SmallCap Division              (27.20)***         N/A             N/A           (21.20)***         N/A             N/A
SmallCap Growth Division        (3.93)***         N/A             N/A            (2.07)***         N/A             N/A
SmallCap Value Division        (21.80)***         N/A             N/A           (15.80)***         N/A             N/A
Utilities Division               8.38***          N/A             N/A            14.38***          N/A             N/A

        *       Partial period beginning June 1, 1994.
        **      Partial period beginning May 2, 1994.
        ***     Partial period beginning May 1, 1998.

TAXATION UNDER CERTAIN RETIREMENT PLANS

INDIVIDUAL RETIREMENT ANNUITIES

Purchase Payments. Individuals may make contributions for individual retirement annuity ("IRA") Contracts. Deductible contributions for any year may be made up to the lesser of $2,000 or 100% of compensation for individuals who (1) are not active participants in another retirement plan, (2) are unmarried and have adjusted gross income of $40,000 or less, or (3) are married and have adjusted gross income of $60,000 or less. Such individuals may establish an IRA for a spouse who makes no contribution to an IRA for the tax year. The annual purchase payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the working spouse's earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income (with certain special adjustments) exceeds the cut-off point ($40,000 for unmarried, $60,000 for married persons filing jointly, and $0 for married persons filing a separate return) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. For example, a married individual who is an active participant in another retirement plan and files a separate tax return is entitled to a partial IRA deduction if the individual's adjusted gross income is less than $10,000, and no IRA deduction if his or her adjusted gross income is equal to or greater than $10,000. Individuals whose spouse is an active participant in other retirement plans and whose combined adjusted gross income exceeds the cutoff point of $150,000 by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts.

An individual may make non-deductible IRA contributions to the extent of the excess of (1) the lesser of $2,000 ($4,000 in the case of a spousal IRA) or 100% of compensation over (2) the IRA deductible contributions made with respect to the individual.

An individual may not make any contribution to his/her own IRA for the year in which he/she reaches age 70 or for any year thereafter.

Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax, including distributions following the owner's death or disability if the distribution is paid as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of Owner and the Owner's designated Beneficiary; distributions to pay medical expenses; distributions for certain unemployment expenses; distributions for first home purchases (up to $10,000) and distributions for higher education expenses.

Required Distributions. Generally, distributions from IRA Contracts must commence not later than April 1 of the calendar year following the calendar year in which the employee attains age 70, and such distributions must be made over a period that does not exceed the life expectancy of the employee (or the employee and Beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the employee dies before his or her entire interest in the Contract has been distributed, the employee's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a non-qualified contract, as described in the Prospectus.

Tax-Free Rollovers. The Code permits the taxable portion of funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans or tax-deferred annuity plan distributions. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS AND SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS

Purchase Payments. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of $24,000 or 15% or the employee's earned income. Employees of certain small employers may have contributions made to the salary reduction simplified employee pension plan ("SAR/SEP") on their behalf on a salary reduction basis. These salary reduction contributions may not exceed $10,000 in 1999, which is indexed for inflation. Employees of tax-exempt organizations and state and local government agencies are not eligible for SAR/SEPs.

Taxation of Distributions. Generally, distribution payments from SEPs and SAR/SEPs are subject to the same distribution rules described above for IRAs.

Required Distributions. SEPs and SAR/SEPs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs and SAR/SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA)

Purchase Payments. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a Simple IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. These salary reduction contributions may not exceed $6,000 in 1999, which is indexed for inflation. Total salary reduction contributions are limited to $10,000 per year for any employee who makes salary reduction contributions to more than one plan. Employers are required to contribute to the SIMPLE IRA, which contributions may not exceed the lesser of: (1) The amount of salary deferred by the employee, (2) 3% of the employees compensation, or (3) $6,000, if the employer contributes on a matching basis; or the lesser of: (1) 2% of the employees compensation, or (2) $3,200, if the employer makes non-elective contributions. An employer may not make contributions to both a SIMPLE IRA and another retirement plan for the same calendar year.

Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for IRAs, except that distributions made within two years of the date of an employees first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.

Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs are permitted after two years have elapsed from the date of an employees first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE IRAs from other plans are not permitted.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA)

Purchase  Payments.  Under  Section  408A  of the  Code,  Individuals  may  make nondeductible contributions to Roth IRA contracts up to $2,000. This contribution amount must be reduced by the amount of any contributions made to other IRAs for the benefit of the Roth IRA owner. The maximum $2,000 contribution is phased out for single taxpayers with adjusted gross income between $95,000 and $110,000 and for joint filers with adjusted gross income between $150,000 and $160,000. If taxable income is recognized on the regular IRA, an IRA owner with adjusted gross income of less than $100,000 may convert a regular IRA into a Roth IRA. If the conversion is made in 1999, IRA income recognized may be spread over four years. Otherwise, all IRA income will need to be recognized in the year of conversion. No IRS 10% tax penalty will apply to the conversion.

Taxation of Distribution. Qualified distributions are received incometax free by the Roth IRA owner, or beneficiary in case of the Roth IRA owner's death. A qualified distribution is any distribution made after five years if the IRA owner is over age 59, dies, becomes disabled, or uses the funds for firsttime home buyer expenses at the time of distribution. The five year period for converted amounts begins from the year of the conversion.




            *****FINANCIAL STATEMENTS TO BE FILED BY AMENDMENT*****